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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 24, 1999


                         GLOBAL IMAGING SYSTEMS, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                      000-24373           59-3247752
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    (State or other jurisdiction of    (Commission File    (I.R.S. Employer
    incorporation or organization)          Number)        Identification No.)


     3820 Northdale Blvd., Suite 200A, Tampa, FL                  33624
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      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (813) 960-5508


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             (Former name or address, if changed since last report)

                          Exhibit Index is on Page 3

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On June 24, 1999 Global Imaging Systems, Inc. ("Global") acquired all of the issued and outstanding stock of Lewan & Associates, Inc., a Colorado Corporation ("Lewan") pursuant to a Merger Agreement, dated as of June 24, 1999, by and among Global, Lewan Acquisition, Inc., Lewan and the shareholders of Lewan.

As consideration of the merger, Global paid Lewan's shareholders approximately $50,000,000 in cash, plus 288,704 shares of Global's common stock, par value $.01 per share. An additional amount of up to $15,000,000 in cash and approximately $5,000,000 in shares of Global's common stock may be paid based upon Lewan's future earnings. Global borrowed funds under its $250 million line of credit from First Union National Bank to pay the cash portion of the purchase price.

Lewan is engaged in the office automation industry, including the sales of copiers and computers, in the Colorado and southern Wyoming area.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Lewan & Associates, Inc.

Financial statements for Lewan are not being filed with the initial filing of this report, but will be filed with an amendment to this report no later than September 6, 1999.

(b) Pro Forma Financial Information.

Pro forma financial information is not being filed with the initial filing of this report, but will be filed with an amendment to this report no later than September 6, 1999.

(c) Exhibit.

Exhibit Number              Description
--------------              -----------

10.1 Merger Agreement, dated as June 24, 1999, by and among Global, Lewan Acquisition, Inc., Lewan and the shareholders of Lewan


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 1999

                                         GLOBAL IMAGING SYSTEMS, INC.


                                          /s/ Raymond Schilling
                                         ---------------------------------------
                                          Raymond Schilling
                                          Senior Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer

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Exhibit Number              Description
--------------              -----------

10.1 Merger Agreement, dated as June 24, 1999, by and among Global, Lewan Acquisition, Inc., Lewan & Associates, Inc. and the shareholders of Lewan & Associates, Inc.

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